Exhibit (i)

                             Bell, Boyd & Lloyd LLC

        70 West Madison Street, Suite 3100 o Chicago, Illinois 60602-4207
                         312.372.1121 o Fax 312.827.8000

                                 April 27, 2005

Harris Insight Funds Trust
760 Moore Road
King of Prussia, PA  19406

Ladies and Gentlemen:

     We have acted as counsel for Harris Insight Funds Trust (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of:

     o Class A shares of beneficial interest (the "Class A Shares"), Class N shares of beneficial interest (the "Class N Shares") and Institutional shares of beneficial interest (the "Institutional Shares") of each of the following series of the Trust:

                  Harris Insight Equity Fund
                  Harris Insight Core Equity Fund
                  Harris Insight Small-Cap Opportunity Fund
                  Harris Insight Small-Cap Value Fund
                  Harris Insight Balanced Fund
                  Harris Insight Bond Fund
                  Harris Insight Tax-Exempt Bond Fund
                  Harris Insight Intermediate Government Bond Fund Harris Insight Intermediate Tax-Exempt Bond Fund Harris Insight Short/Intermediate Bond Fund
                  Harris Insight International Fund
                  Harris Insight Emerging Markets Fund
                  Harris Insight High Yield Bond Fund

     o    Class N and Institutional Shares of the following series of the Trust:

                  Harris Insight Index Fund

     o Class N Shares, Institutional Shares and the Service class of shares of beneficial interest (the "Service Shares") of each of the following series of the Trust:

                  Harris Insight Tax-Exempt Money Market Fund
                  Harris Insight Government Money Market Fund

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     o    Institutional Shares of each of the following series of the Trust:

                  Harris Insight Small-Cap Aggressive Growth Fund
                  Harris Insight Ultra Short Duration Bond Fund

     o Class B Shares, Class N Shares, Institutional Shares, Service Shares and the Exchange class of shares of beneficial interest (the "Exchange Shares") of the following series of the Trust:

                  Harris Insight Money Market Fund

in the Trust's registration statement no. 33-64915 on Form N-1A, as amended by post-effective amendment no. 39 thereto (the "Registration Statement").

     As counsel for the Trust, we consent to the incorporation by reference of:

               o our opinion for the Class A Shares, Class N Shares and Institutional Shares dated April 27, 2001, filed with the Trust's registration statement on Form N-1A on May 1, 2001;

               o our opinion for the Exchange Shares dated May 30, 2001, filed with the Trust's registration statement on Form N-1A on June 1, 2001;

               o our opinion for the Service Shares dated April 5, 2002, filed with the Trust's registration statement on Form N-1A on April 5, 2002;

               o our opinion for the Institutional Shares of Harris Insight High Yield Bond Fund dated September 10, 2002, filed with the Trust's registration statement on Form N-1A on September 10, 2002;

               o our opinion for the Institutional Shares of the Harris Insight Ultra Short Duration Bond Fund dated March 10, 2004, filed with the Trust's registration statement on Form N-1A on March 10, 2004; and

               o our opinion for the Class A Shares and Class N Shares of the Harris Insight High Yield Bond Fund dated April 26, 2004 filed with the Trust's registration statement on Form N-1A on April 28, 2004.

     In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                Very truly yours,

                                Bell, Boyd & Lloyd LLC



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